UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 26, 2014 (March 26, 2014)

Date of Report (Date of earliest event reported)

Caesars Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-36207	46-2672999
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 26, 2014, Caesars Acquisition Company (“CAC”) announced that Caesars Growth Properties Holdings, LLC (the “Borrower”), a joint venture between CAC and Caesars Entertainment Corporation (“Caesars Entertainment”) launched the syndication of $1,325.0 million of new senior secured credit facilities (the “Senior Facilities”), consisting of a $1,175.0 million term loan facility and a $150.0 million revolving credit facility. The proceeds of the Senior Facilities will be used, among other things, to finance the previously announced acquisition by Caesars Growth Partners, LLC, the indirect parent of the Borrower (“Caesars Growth Partners”), of Bally’s Las Vegas, The Cromwell, The Quad and Harrah’s New Orleans from Caesars Entertainment Operating Company, Inc. and its subsidiaries for an aggregate purchase price of US$2.0 billion, less assumed debt (the “Transactions”). CAC is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.1 (the “Disclosure Material”), which information is incorporated by reference herein. This information, which has not been previously reported, was provided on March 26, 2014, to potential lenders for the proposed Senior Facilities.

The Disclosure Material contains “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. The Borrower has based these forward-looking statements on their current expectations about future events. Further, statements that include words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” or “pursue,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. These forward-looking statements are found at various places throughout the Disclosure Material. These forward-looking statements, including, without limitation, those relating to future actions, new projects, strategies, future performance, the outcome of contingencies such as legal proceedings, and future financial results, wherever they occur in the Disclosure Material, are necessarily estimates reflecting the best judgment of the Borrower’s management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors set forth below and in the Disclosure Material.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

•	CAC and Caesars Growth Partners’ dependence on Caesars Entertainment and its subsidiaries to provide support and services, as well as Caesars Growth Partners’ dependence on Caesars Entertainment’s senior management’s expertise and its participation in Caesars Entertainment’s Total Rewards loyalty program;

•	the effects of a default by Caesars Entertainment or its subsidiaries on certain debt obligations;

•	Caesars Entertainment’s or CAC’s interests may conflict with Caesars Growth Partners’ interests and Caesars Entertainment or CAC may possibly keep all potential development opportunities for itself themselves;

•	the adverse effects if Caesars Entertainment or any of its subsidiaries were to file for bankruptcy;

•	the effects of a successful challenge by a third party to Caesars Entertainment or its affiliates’ ownership of, or right to use, the intellectual property owned or used by subsidiaries of Caesars Entertainment;

•	the difficulty of operating Caesars Growth Partners’ business separately from Caesars Entertainment and managing that process effectively could take up a significant amount of management’s time;

•	Caesars Growth Partners’ ability to realize the anticipated benefits of current or potential future acquisitions, including the Transactions, and the ability to timely and cost-effectively integrate assets, including the properties being acquired in connection with the Transactions, or other companies that Caesars Growth Partners acquires into its operations;

•	the Borrower’s ability to realize any or all of its projected increases to Adjusted EBITDA;

•	the consummation of the Transactions may not be consummated on the terms contemplated or at all;

•	the additional capital that Caesars Growth Partners may require to consummate the Transactions and support business growth may not be available on acceptable terms;

•	the adverse effects of the enforcement of extensive governmental regulation and taxation policies applicable to Caesars Growth Partners;

•	the effects of local and national economic, credit and capital market conditions on the economy in general, and on the gaming industry in particular;

•	the sensitivity of Caesars Growth Partners’ business to reductions in discretionary consumer spending;

•	the rapidly growing and changing industry in which Caesars Growth Partners operates;

•	any failure to protect Caesars Growth Partners’ trademarks or other intellectual property;

•	abnormal gaming holds (“gaming hold” is the amount of money that is retained by the casino from wagers by customers);

•	the effects of competition, including locations of competitors and operating and market competition, particularly the intense competition Planet Hollywood, Bally’s Las Vegas, The Cromwell and The Quad faces from other hotel casino resorts in Las Vegas and Harrah’s New Orleans faces from other regional casinos and resorts;

•	construction factors, particularly with regard to The Quad, The Cromwell and Project Linq, including delays, increased costs of labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters and building permit issues; and

•	political and economic uncertainty created by terrorist attacks and other acts of war or hostility.

In addition, the Disclosure Material includes projections related to the renovation of The Quad, the renovations of Bill’s Gamblin’ Hall and Saloon to become The Cromwell and the end of construction disruption at The Quad related to Project Linq and The Quad renovations. The projections contained therein are based on the current estimates of the Borrower, but they involve risks, uncertainties, assumptions and other factors that may cause actual results, performance or achievements of the Borrower to be materially different from any future results, performance or achievements expressed or implied by projections. These projections include estimates of the results of operations once the related projects are open or fully implemented and operated at a steady state, which may not occur until 12 to 24 months after The Cromwell opens and the renovation of The Quad and construction at Project Linq are completed. The future performance of the Borrower may differ significantly from the projected performance of the Borrower set forth in the Disclosure Material. Assumptions relating to these projections and other projects included in the Disclosure Material involve judgments with respect to, among other things, the Borrower’s ability to impose resort fees, as well as future economic, competitive, industry and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Borrower. Although the Borrower believes that the assumptions underlying the projections are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that the projections therein will prove to be accurate or that the objectives and plans expressed in these projections will be achieved. For example, the renovations of The Quad or The Cromwell may not be completed on time or as anticipated. Also, once these projects are complete, The Cromwell or The Quad may not perform as the Borrower has estimated, which would result in the projected annual revenues from The Cromwell or The Quad being less than the Borrower has estimated. Further, the estimated recovery of lost Adjusted EBITDA relating to the end of construction at Project Linq and The Quad involves a number of assumptions relating to increased visitation, gambling habits of the new customers and EBITDA margins relating to increased gambling at The Quad once construction is complete, and actual results may vary significantly. If the actual results from the end of the construction disruption related to Project Linq and The Quad, the completion of The Cromwell or the renovation at The Quad are significantly worse than estimated in the Borrower’s projections, such results could have an adverse effect on the Borrower’s business, financial condition, results of operations and its ability to service its indebtedness.

As part of its business strategy, Caesars Entertainment has implemented certain cost-savings programs and is in the process of identifying opportunities to improve profitability by reducing costs. For example, Caesars Entertainment is currently in the process of reviewing its corporate level expenses and has identified certain cost savings, a portion of which will, as a result of the Transactions, reduce the expenses of the Borrower. Any cost savings that the Borrower realizes from such efforts may differ materially from its estimates. In addition, any cost savings that the Borrower realizes may be offset, in whole or in part, by reductions in revenues, or through increases in other expenses. For example, cutting advertising or marketing expenses may have an unintended negative affect on the Borrower’s revenues. Caesars Entertainment’s cost savings plans are subject to numerous risks and uncertainties that may change at any time. The Borrower cannot assure investors that cost-savings initiatives will be completed as anticipated or that the benefits the Borrower expects will be achieved on a timely basis or at all. The Borrower’s calculation of Estimated Projected Run-Rate Adjusted EBITDA—Pro Forma includes adjustments for estimated cost savings expected to be realized. Although the Borrower’s management believes these estimates and assumptions to be reasonable, investors should not place undue reliance upon the calculation of Estimated Projected Run-Rate Adjusted EBITDA—Pro Forma given how it is calculated and the possibility that the underlying estimates and assumptions may ultimately not reflect actual results.

Investors are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of the Disclosure Material. CAC and the Borrower undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of the Disclosure Material or to reflect the occurrence of unanticipated events, except as required by law.

The information set forth in this Current Report on Form 8-K, including the Exhibit 99.1 referenced herein, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of CAC’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is being filed herewith:

Exhibit No.	Description

99.1	Disclosure Material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ACQUISITION COMPANY

Date: March 26, 2014	By:	/s/ CRAIG J. ABRAHAMS
Name: Craig Abrahams
Title: Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Disclosure Material.